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                                                                    EXHIBIT 10.1

                                APPLIED EPI, INC.
                             1993 STOCK OPTION PLAN


         1. Purpose. The purpose of the Applied Epi, Inc.1993 Stock Option Plan is to promote the success of Applied Epi, Inc. (the "Corporation") and of any subsidiary of the Corporation (a "Subsidiary") by facilitating the employment and retention of key personnel and by furnishing continuing, long-term incentive to officers and other key employees upon whose efforts the success of the Corporation depends to a large degree. In addition, the Plan is intended to provide key employees on whom rests the major responsibility for the present and future success of the Corporation with an opportunity to acquire a proprietary interest in the Corporation and thereby to develop a stronger incentive to expend maximum effort for the continued success and growth of the Corporation.

         2. Definitions. The following words and phrases as used herein shall have the meanings set forth below:

         2.1      "Board" shall mean the Board of Directors of the Corporation.

         2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" shall mean the Compensation Committee of the Board, if any, or such other committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this Plan as contemplated by Article 4 hereof.

         2.4 "Common Stock" shall mean the common stock, $.01 par value, of the Corporation.

         2.5 "Corporation" shall mean Applied Epi, Inc., a Minnesota corporation.

         2.6      "Director" shall mean any member of the Board.

         2.7 "Fair Market Value" of a share of Common Stock on any given date shall be determined by the Committee as follows:

                  (a) if the Common Stock is listed for trading on one or more national securities exchanges (including the Nasdaq National Market), the reported last sales price on the principal such exchange on the date in question, or if the Common Stock shall not have been traded on such exchange on such date, the reported last sales price on such exchange on the first day prior thereto on which the Common Stock was so traded; or

                  (b) if the Common Stock is not listed for trading on a national securities exchange (including the Nasdaq National Market) but is traded in the over-the-counter market (including the Nasdaq Small Cap Market), the average of the highest and lowest bid prices for such Common Stock on the date in question, or if


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                  there are no such bid prices for such Common Stock on such date, the average of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or

                  (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         2.8 "ISO" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.9 "Non-Employee Director" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

         2.10 "NQO" shall mean any stock option granted pursuant to this Plan which is not an ISO.

         2.11 "Option" shall mean any stock option granted pursuant to this Plan, whether an ISO or an NQO.

         2.12 "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

         2.13 "Option Agreement" shall mean the Stock Option Agreement entered into between the Corporation and an employee granted an Option hereunder, evidencing the grant of the Option and setting forth the terms and conditions applicable thereto.

         2.14 "Outside Director" shall mean a Director who: (a) is not a current employee of the Corporation or any member of an affiliated group which includes the Corporation; (b) is not a former employee of the Corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Corporation; and (d) does not receive remuneration from the Corporation, either directly or indirectly, in any capacity other than as a Director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         2.15     "Plan" shall mean this 1993 Stock Option Plan of the
Corporation.

         2.16 "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under Section 424(f) of the Code.

         3. Shares Available Under Plan. The number of shares which may be issued pursuant to Options granted under this Plan shall not exceed 1,500,000 shares of the Common Stock of the Corporation; provided, however, that shares which become available as a result of canceled, unexercised, lapsed or terminated Options granted under this Plan shall be available for issuance


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pursuant to Options subsequently granted under this Plan. The shares issued upon exercise of Options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by the Corporation.

         4.       Administration.


         4.1 The Plan shall be administered by the Board, or at the Board's discretion, by a Committee appointed by the Board. The Committee shall consist of at least two Directors, all of whom shall be Outside Directors and Non-Employee Directors, who shall serve at the pleasure of the Board. Other than references in this Section 4.1, references to the "Committee" in this Plan shall be deemed to refer to the Board where the Board has not designated a Committee to administer the Plan.

         4.2 The Committee shall have plenary authority, subject to provisions of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the Optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or an NQO. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to Options granted at the same time. The Committee's recommendations regarding Option grants and terms and conditions thereof shall be conclusive.

         4.3 The Committee shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and shall be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

         4.4 No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Service on the Committee shall constitute service as a member of the Board, so that the members of the Committee shall be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

         4.5 The Committee shall regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options in a manner, at any times, and in any form as the Board may reasonably request.

         5.       Participants.


         5.1 Participation in this Plan shall be limited to key personnel of the Corporation or of a Subsidiary, who are salaried employees of the Corporation or of a Subsidiary.


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         5.2      Subject to other provisions of this Plan, Options may be
granted to the same participants on more than one occasion.

         5.3 The Committee's determination under the Plan, including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

         6.       Terms and Conditions.

         6.1 Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

         6.2 The term of each Option shall be fixed by the Committee and shall be specified in each Option Agreement, but no ISO shall be exercisable more than ten years after the date the Option is granted. The term of any ISO granted to an Optionee that owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Corporation or any Subsidiary, shall be no more than five years from the date of grant.

         6.3 The exercise price per share shall be determined by the Committee at the time any Option is granted and shall be determined as follows:

                  (a) For employees who do not own (and are not deemed to own by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred percent (100%) of Fair Market Value of the underlying Common Stock on the date the Option is granted, as determined by the Committee.

                  (b) For employees who own (or who are deemed to own by reason of the attribution rules of Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the underlying Common Stock on the date the Option is granted, as determined by the Committee.

                  (c) The NQO exercise price per share shall be any price deemed appropriate by the Committee.

         6.4 The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which ISOs under this Plan or any other plan of the Corporation or its Subsidiaries are exercisable for the first time by an Optionee during any


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calendar year shall not exceed $100,000. Further, no Optionee shall receive grants of Options under the Plan which exceed 250,000 shares during any fiscal year of the Corporation.

         6.5 An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determined by the Committee at the time of the grant; provided, however, that the Committee may, in its discretion, accelerate the exercise date for any unexercisable Options when the Committee deems such action to be appropriate under the circumstances. The Option Agreement may require, if so determined by the Committee, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Committee may specify.

         6.6 The Corporation may require as a condition to the sale of shares on the exercise of any Option, that the person exercising such Option represent to the Corporation that he or she is acquiring such shares without a view to the distribution thereof. The Corporation may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

         7.       Exercise of Option.

         7.1 Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Chief Financial Officer of the Corporation (or such other person as he may designate). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

         7.2 Payment shall be made to the Corporation either (i) in cash, including certified check, bank draft or money order as authorized by the Corporation, or (ii) at the sole discretion of the Corporation, by delivering any combination of the following forms of payment, provided the total Fair Market Value of all payments made equals the exercise price: (a) shares of Corporation Common Stock already owned by the participant, (b) a promissory note reflecting terms and conditions acceptable to the Corporation, and/or (c) cash. With respect to (ii), the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

         7.3 Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local withholding tax requirements.

         7.4 If the terms of an Option so permit, subject to the approval of the Committee, an Optionee may elect by written notice to the Chief Financial Officer of the Corporation (or such


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other person as he or she may designate), to satisfy the withholding tax requirements associated with the exercise of an Option by (i) authorizing the Corporation to retain from the number of shares of Common Stock that would otherwise be deliverable to the Optionee, or (ii) delivering to the Corporation from shares of Common Stock already owned by the Optionee, that number of shares having an aggregate Fair Market Value equal to the tax payable by the Optionee under Section 7.3. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         8. Extraordinary Corporate Transactions. Nothwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Option granted under this Plan shall be exercisable in full, without regard to any installment exercise or vesting provisions, for a period specified by the Board, but not to exceed sixty (60) days nor be less than seven (7) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Corporation other than in conjunction with a bankruptcy of the Corporation or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Corporation will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Corporation or 75% or more of the outstanding Stock of the Corporation.

         9. Changes in Corporation's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of Common Stock or subscription rights thereto, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding shares of Common Stock of the Corporation shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the Option exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate Option exercise price.

         10. Assignments. Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         11.      Severance; Death; Disability.

         11.1 Except as otherwise provided in this Section 11 or the Option Agreement, an Option shall terminate, and no rights thereunder may be exercised, if the employment of the Optionee is terminated by any reason other than his or her death or disability, and all rights under the Option shall terminate and expire upon such termination.


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         11.2     If the Optionee dies while in the employ of the Corporation or a Subsidiary, the Optionee's rights under the Option may be exercised in whole or in part, without regard to any installment exercise restrictions, at any time within three months following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution.

         11.3 If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or legal representative, may at any time within not more than three months after termination of his or her employment, exercise his or her Option rights in whole or in part, without regard to any installment exercise restrictions.

         11.4     Notwithstanding anything contained in Sections 11.1, 11.2 and
11.3 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.

         11.5 Transfers of employment between the Corporation and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

         12. Rights of Participants. Neither the participant nor the personal representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

         13. Securities Registration. If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option Agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

         14. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to an Optionee


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by the Corporation, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         15.      Duration and Amendment.

         15.1 There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISOs must be granted within ten years from the date the Plan is adopted, or the date the Plan is approved by the shareholders, whichever is earlier.

         15.2 The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not, without approval of the shareholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of ISOs at less than 100% of the Fair Market Value of the underlying Common Stock of the Corporation at the time of grant, or (iii) change the class of employees eligible to receive Options under the Plan.

         16. Approval of Shareholders. This Plan expressly is subject to approval of holders of a majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed canceled.

         17. Conditions of Employment. The granting of an Option to a participant under this Plan who is an employee shall impose no obligation on the Corporation to continue the employment of any participant and shall not lessen or affect the right of the Corporation to terminate the employment of the participant.

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